Exhibit 10.3

LEASE AGREEMENT

     THIS LEASE IS made and entered in duplicate originals this the ___ day of __________, 19__, by and between ____________________, hereafter called "Lessor"
and ____________________, hereafter called "Lessee".
W I T N E S S E T H:
     That in consideration of and subject to the agreements and covenants hereinafter contained and provided, the Lessor does hereby demise and lease to the Lessee and the Lessee does hereby lease from the Lessor the land and building located at ___________________________________________________________.
     It is mutually covenanted and agreed that this Lease is made upon the following terms and conditions:
1.   TERM.  The original term of this Lease shall commence on the date hereof and shall exist and continue for a period of __________ (__) years from the date specified in paragraph 2 hereof for the commencement of payment of rental; the term ending at twelve o'clock midnight on the date preceding the __________ anniversary of such date. The Lessee shall have the option of renewing this Lease for up to _________ (__) additional periods of __________ (__) years each after the expiration of said __________-year (__) period upon the following terms and conditions.
(A.)  Lessee giving Lessor written notice of their exercise of their option to renew at least ninety (90) days prior to the expiration of the original Lease and at least ninety (90) days prior to the expiration of each __________-year (__) extension of the original lease term, if same be exercised by the Lessee.
(B.)  There being no default at the time such written notice or at the time of the commencement of said extended terms in the payment of any rental hereunder.
2.   The monthly rental for the demised premises during the lease term shall be the sum of ____________________ Dollars ($__________) and said rent shall be payable in advance, without notice and demand, therefore beginning on _______________________
to:  ____________________________________________________________________.
 The rent shall be adjusted, from time to time, on the basis of one-half
(0.50%) percent above the prime, according to _____________________'s rate.
(A.)  As additional rental, the Lessor shall receive, at the end of each year of the Lease, a sum equal to five percent (5%) of the gross sales of the Lessee from the demised premises on gross sales during the lease year reduced by the total of all rentals paid during the lease year under paragraph 2 above.
(B.)  GROSS SALES DEFINED: For the purpose of interpreting this paragraph, the following definition of "Gross Sales" is provided and agreed upon by the parties hereto.  The Lessee shall maintain suitable books of account at its regular business office.  Such books, as to each, shall be available for inspection and audit by the Lessor or its agent at any reasonable time during the term of this Lease or any renewal thereof.  Nothing in this paragraph, or in any portion of this Lease, shall be construed to imply that
relationship between the Lessor and Lessee is other than that of
Lessor and Lessee.
The term "Gross Sales," as used herein, shall mean the total dollar volume of all sales from merchandise and service from the leased premises; with the exception of the sale of fixed assets and all revenues of every kind, from or payable on account of business conducted at the leased premises, by or for the account of the
Lessee (both for cash and on credit) including all orders taken at the leased premises and filled or delivered from any other location.
 The dollar volume of bona fide funds or credits granted to
customers shall be applied as a reduction of the gross sales for the period within which such refund or credits are made.
     3. LESSEE COVENANTS AND AGREES.(A.) That they will, during the life of this Lease, occupy and use the entire leased premises for retail sales during such hours and on such days as they deem appropriate; that during such times, they will maintain adequate personnel for the efficient service of their customers and generally conduct their business in a high grade, reputable manner so as to produce the maximum volume of sales and establish and maintain a high reputation;
(B.)  That they will not engage in any acts or practice which might injure the building; that they will keep the premises, while under their control, clean and free from rubbish; that they will not burn any trash or garbage on the leased premises without the written consent of the Lessor;
(C.)  That they will, at their expense, make all repairs and replacements not hereinafter expressly assumed by the Lessor;
including, but not being limited to, the repair of all plumbing, toilets, heating and air conditioning equipment and the replacement of all broken or damaged glass; that they will redecorate the interior from time to time when necessary to put the premises in first-class condition for conduct of business and that such repairs and redecorating will be made promptly so as not to damage or disturb the property and premises of Landlord and their other tenants.
(D.)  That they will not assign this Lease nor sublet the premises in whole or in part without the written consent of the Lessor.
(E.)  That they will pay for all water, sewer, heat, gas,
electricity; also, pay any and all other utility services furnished to the leased premises.
(F.)  That they will not make any structural changes or improvements or additions to the leased premises without written consent of the
Lessor; which consent shall not be unreasonably withheld, except as provided in the foregoing sentence.  The Lessee may, during the continuance of this Lease and at their expense, make such
alterations or improvements as may be proper or necessary for the conduct of their business or for the full beneficial use of the leased premises.  The Lessee shall make such alterations or
improvements in a good and workmanlike manner and shall indemnify and save harmless the Lessor against the claims of any and all mechanics or materialmen's liens arising from such alterations or improvements;
(G.)  That commencing with the date specified in paragraph 2 hereof said Lessee will, at their expense, provide and keep in force comprehensive general liability insurance; in which, the Lessor shall be named as additional insured with minimum limits of
liability in respect to bodily injury of ____________________
Dollars ($__________) for each person and
____________________Dollars ($__________) for each accident and in respect of property damage for ____________________ Dollars
($__________) for each accident.  The policy or policies of
insurance companies licensed to do business in the State of
_______________, at the request of the Lessor, certificates thereof shall be delivered to the Lessor;
(H.)	That they will surrender the leased premises, at the
termination of this Lease and any extensions or renewals thereof, in as good condition as they shall be at the beginning, reasonable wear and tear and damage by casualty alone excepted;
(I.)  That they will promptly restore any damage done to the leased premises; including: glass, by fire or other casualty, vandalism, breaking and entering and other intentional or negligent acts of person not parties to this Lease; that they will carry fire, windstorm and extended coverage insurance on the building to be erected to the extent of the full insurable value of the building and pay the premiums thereon promptly as they become due.  In the event of loss or damage to the said building covered by one or more of the said insurance policies, any proceeds received therefrom because of such loss or damage shall be used for rebuilding or repairing;
(J.)  That they will pay all taxes assessed or imposed upon the restaurant equipment and fixtures and will pay all ad valorem taxes assessed against the leased premises and the building situated thereon, and Lessee shall furnish copies of paid receipts to Lessor.
     4. LESSOR COVENANTS AND AGREES.(A.) That they own the leased premises; that they have the legal right to enter into this Lease; that they will put the Lessee in actual possession of the leased premises at the beginning of the aforesaid terms; that said Lessee, so long as they pay the rent and perform the covenants on their part as are herein set out, shall and may peaceably and quietly have, hold and enjoy the leased premises for the full term thereof;
(B.)  That the use of the leased premises for a restaurant is not in violation of any law, order, ordinance, requirement or regulation of any governmental authority; that there are no restrictions in the title to the said premises prohibiting such use; and that the building to be constructed in accordance with and in compliance with the applicable building codes and zoning regulations.
5.   If the building shall be wholly or partially destroyed by fire or other casualty, this Lease shall not be terminated; but the Lessor shall, subject to the provision of paragraph 3(I) above, rebuild and restore said premises suitable for the use of the Lessee within a reasonable time, and the stated rent shall be abated proportionately until the leased premises shall have been restored; provided that, if the building is damaged to the extent that, in the opinion of the Lessee, it cannot be reasonably used by the Lessee for the purpose to which it was devoted prior to the damage;
then there shall be a total abatement of rental until the building is made usable; provided further that in any event if repairs have not been commenced within sixty (60) days from the said damage and thereafter completed within a reasonable time not to exceed eight (8) months, this
Lease may be immediately terminated by the Lessee by serving written notice to the Lessor.
     6.     In the event any of the leased premises are taken by eminent domain, the monthly rent shall be abated proportionately from the date of such taking.  If any portion of the building to be constructed upon the leased premises is so taken; if the same, in the opinion of the Lessee, materially interferes with the peaceful and profitable occupation of the building, the Lessee may, at their option, terminate this Lease by giving notice thereof to the Lessor and rent shall terminate as of the date the leased premises are vacated, pursuant to such notice.
     7. If the Lessee shall be adjudicated as bankrupt or voluntarily petition for bankruptcy, or be placed in the hands of a receiver, or make an assignment for the benefit of creditors; the Lessor may, at their option, declare this Lease terminated and take immediate possession of the premises; likewise, if the Lessor shall be adjudicated as bankrupt or voluntarily petition for bankruptcy, or be placed in the hand of a receiver, or make an assignment for the benefit of creditors; the Lessee may, at their option, terminate this Lease by a thirty-day (30) written notice given within twelve (12) months following either of the above events.
     8. Any fixtures or other property the Lessee places in or upon or affixes or attaches to the leased premises shall remain their property and the Lessee shall have the right to remove the same upon vacating the premises at the end of any lease period; provided the Lessee shall, at their expense, first make satisfactory arrangements to restore the premises to the same condition as when the fixtures were installed;
provided that all rents have been fully paid and all other covenants of
Lessee complied with at such time.  Lessee may, at any time, substitute fixtures or other property of Lessee in the nature of stoves, refrigerators, kitchen equipment, tables and chairs for similar items of like quality.
     9.     Notwithstanding anything herein to the contrary, Lessee shall have the right to erect and maintain signs on the leased premises, as permitted by applicable ordinances and zoning regulations; subject only to the approval of the Lessor first had and obtained, which approval shall, not be unreasonably withheld.
     10.     Notices under or in connection with this Lease shall be
mailed by registered or certified be mailed by registered or certified mail (return receipt requested) to the Lessor at:
_________________________________________________________
___________________________________________________.
     11.     If any rent payable by the Lessee shall remain unpaid for
more than fifteen (15) days after Lessee's receipt of written notice of default in the payment thereof or if the Lessee should violate or default in any of the other covenants and agreements herein set out and said default continues for a period of thirty (30) days after receipt of written notice thereof, the Lessor may, at their option, declare the Lease terminated and take immediate possession of the premises or they may institute suit to enforce this agreement; provided that notwithstanding the running of the said thirty-day period, the Lessee shall not be deemed to be in violation or default of this Lease with the exception of default in rental payment if they shall, after receipt of such written notice of default, commence with reasonable immediate possession suit to enforce this speed to remedy such default.  If the Lessor shall neglect to do or perform any matter or thing herein agreed to be done and performed by them and shall remain in default thereof for a period of thirty (30) days after written speed to remedy such default.
     12.    Concurrently with the execution of this Lease, the parties hereto shall execute a Memorandum of Lease with respect to the leased premises; which Memorandum shall specify that this Lease shall extend for a period of __________ (__) years with __________ (__) __________ (__)
year options to extend from the date thereof.  The said Memorandum shall be delivered to the Lessee for recording in the office of the Register of
Deeds, _______________ County, State of _______________, when date specified in paragraph 2 hereof has been determined.
     13.     This Lease shall be construed under the law of the State of
____________________.
     14. Neither the Lessor nor the Lessee (or any agent representing either) has made any statement, promise or agreement (verbally or otherwise) in addition to or in conflict with the terms of this Lease.
Any representations made during negotiations and not contained herein shall not be binding upon either of the parties hereto.
     15.     OPTION TO PURCHASE.    In the event the Lessor should decide
to sell the leased premises, they shall notify the Lessee of their intent to sell and the Lessee shall have the first right to purchase.  In the event the Lessor and Lessee shall be unable to agree upon a purchase price or other terms, the Lessor shall be free to offer the leased premises for sale to third parties, provided the Lessee shall have the first right thereafter to purchase upon the same purchase price and other terms and conditions as any third party. Lessor shall be required to notify Lessee in writing of any bona fide third-party offer and Lessee shall have forty-
five (45) days after receipt of notice to advise Lessor of its intention to purchase or not to purchase pursuant to the terms of the third-party offer.  If at the end of the forty-five (45) day period the Lessee has failed to notify Lessor in writing of their intent to purchase, Lessor shall have the right to convey to such third party pursuant to the third-
party offer.  In the event Lessee decides to purchase pursuant to a bona fide third-party offer, the sale of the premises to Lessee shall be concluded within thirty (30) days of Lessee's notice in writing to purchase.
     16.     The remedies set forth herein, in all instances, are not
exclusive but cumulative and in addition to all other remedies which may exist under the law.
     17.     The relationship between the Lessor and the Lessee is
strictly a Lessor-Lessee relationship and nothing in this Lease shall be deemed to or construed as making the parties hereto partners.
     IN TESTIMONY WHEREOF, the Lessor has hereunto set their hands and seals and the Lessee has hereunto set their hands and seals all the day and year first above written.
                                          LESSOR:      [LANDLORD]

                                          ___________________________________

______________________________
          (Secretary)


                                          LESSEE:       [TENANT]

                                          ___________________________________
                                                       (PRESIDENT)

______________________________
          (Secretary)



Schedule to Exhibit 10.3 summarizing material details of the Company's restaurant leases with related parties.

                                                                      Approximate  Approximate Date
                                        Base or        Basis for        Date of    of Expiration of
                                        Current     Calculation of   Expiration of  Last Renewal
   Location          Lessee            Rent/Month   Additional Rent   Current Term     Option          Lessor
Claremont, NC     Sagebrush of           $2,000           --               (2)                     County-Wide Insurance
                  South Carolina, LLC                                                              Agency, Inc.

Claremont, NC     Sagebrush of           $  300           --               (2)                     Charles Connor, Jr.
                  South Carolina, LLC

Arden, NC         Sagebrush of           $6,500    5% of gross sales    May 2004      May 2019     Arden Land Company
                  North Carolina, LLC

Asheville, NC     Sagebrush of           $5,000    5% of gross sales    Apr 1997      Apr 2007     Merrimon Land Company
                  North Carolina, LLC

Boone, NC         Sagebrush of           $8,000    5% of gross sales    May 1997      May 2012     Boone Land Company
                  North Carolina, LLC

Brevard, NC       Sagebrush of           $4,000    5% of gross sales    Feb 2004     Feb 2019      Brevard Food
                  North Carolina, LLC                                                              Systems, Inc.

Hickory, NC       Sagebrush of           $6,000                         Sept 2000   Sept 2005      County-Wide Insurance
                  North Carolina, LLC                                                              Agency, Inc.

Hickory, NC       Sagebrush of           $6,000    5% of gross sales    Jul 1997    Jul 2012       RCM Investments
(Viewmont)        North Carolina, LLC

Johnson City, TN  Sagebrush of           $8,200           --            Sept 1997   Sept 1234      Boone Land Company
                  Tennessee, LP

Kingsport, TN     Sagebrush of           $6,000    5% of gross sales    Dec 2003    Dec 2018       Boone Land Company
                  Tennessee, LP

Monroe, NC        Sagebrush of           $6,000           (3)           Sept 2004   Sept 2019      Monroe Land Company
                  North Carolina, LLC

                                                                      Approximate  Approximate Date
                                        Base or        Basis for        Date of    of Expiration of
                                        Current     Calculation of   Expiration of  Last Renewal
   Location          Lessee            Rent/Month   Additional Rent   Current Term     Option          Lessor

Morganton, NC     Sagebrush of           $6,000    5% of gross sales    Feb 1998    Feb 2013       RCM Investments
                  North Carolina, LLC

Morristown, TN    Sagebrush of           $8,000    6% of gross sales    Nov 1997    Nov 2007       Tennessee Land
                  Tennessee, LP                                                                    Company

Sevierville, NC   Sagebrush of           $6,500    5% of gross sales    Apr 2004    Apr 2019       Sevier Land Company
                  North Carolina, LLC

Statesville, NC   Sagebrush of           $3,500           --            Oct 1997    Oct 2012       Statesville Food
                  North Carolina, LLC                                                              Systems, Inc.

Waynesville, NC   Sagebrush of           $4,000           --            Dec 2003    Dec 2018       Smokey Mountain
                  North Carolina, LLC                                                              Foods, Inc.

Wilkesboro, NC    Sagebrush of           $5,200           (4)           Aug 2004    Aug 2019       Wilkes Land Company
                  North Carolina, LLC

_________________________

(1) Certain of the leases provide for contingent rental payments based on a percentage of the applicable restaurant's gross sales. The additional rent payable under these leases is equal to the difference between the total base rent paid under the lease during the preceding year and the indicated percentage of such restaurant's gross sales for such year.

(2)   Leased on a month to month basis.

(3) Under this lease, the Company is required to pay as contingent rent by October 5 of each year an amount equal to 5% of this restaurant's gross sales in excess of $1,440,000 for the twelve-month period ending on September 20 of such year.

(4) Under this lease, the Company is required to pay as contingent rent by August 31 of each year an amount equal to 5% of this restaurant's gross sales in excess of $1,248,000 for the twelve month period ending on August 16 of such year.
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